SUPPLEMENT DATED MAY 15, 2025

To the Prospectuses Dated:

May 1, 2025 TRANSAMERICA VARIABLE ANNUITY I-SHARE

Issued By

TRANSAMERICA LIFE INSURANCE COMPANY

Separate Account VA B

And

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Separate Account VA BNY

Effective on or about June 2, 2025 a fund reorganization will apply to the following Portfolio Company:

EXISTING TRUST NAME	NEW TRUST NAME

Wanger Advisors Trust	Columbia Funds Variable Series Trust

EXISTING SUBACCOUNT & PORTFOLIO NAME	NEW SUBACCOUNT & PORTFOLIO NAME

Wanger Acorn Fund*	Columbia Variable Portfolio – Acorn Fund*

Wanger International Fund*	Columbia Variable Portfolio – Acorn International Fund*

*These funds are closed to new investors. If you decide to transfer out of this Acquiring Portfolio, you will not be able to re-invest in it at a later date.

This Supplement updates certain information in the above referenced Prospectus (“the Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference